STATEMENTS OF OPERATIONS (Audited) - USD ($)	12 Months Ended		25 Months Ended
	Aug. 31, 2016	Aug. 31, 2015	Aug. 31, 2016
Income:
Revenue	$ 129,546	$ 122,581	$ 292,727
Cost of Goods Sold:
Furniture Purchases	150,596	100,827	281,723
Gross Profit	(21,050)	21,754	11,004
Operating Expenses:
General and administrative	26,323	18,791	45,199
Payroll	40,000	40,000	83,333
Total Expenses	66,323	58,791	128,532
Net income before income tax provision	(87,373)	(37,037)	(117,528)
Provision for income tax		(2,700)
Net gain (loss) for the period	$ (87,373)	$ (34,337)	$ (117,528)
Net earnings (loss) per share:
Basic and diluted	$ (0.0173)	$ (0.0086)	$ (0.0233)
Weighted average number of shares outstanding: Basic and diluted	5,050,000	4,000,000	5,050,000